Vanguard Funds

Supplement Dated March 24, 2025, to the Prospectus
This supplement updates the prospectus for each Vanguard fund listed below:
Vanguard Capital Opportunity Fund	Vanguard PRIMECAP Fund
Vanguard Communication Services Index Fund	Vanguard Russell 1000 Growth Index Fund
Vanguard Consumer Discretionary Index Fund	Vanguard Russell 1000 Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Russell 1000 Value Index Fund
Vanguard Core Bond Fund	Vanguard Russell 2000 Growth Index Fund
Vanguard Core-Plus Bond Fund	Vanguard Russell 2000 Index Fund
Vanguard Emerging Markets Bond Fund	Vanguard Russell 2000 Value Index Fund
Vanguard Energy Index Fund	Vanguard Russell 3000 Index Fund
Vanguard Equity Income Fund	Vanguard S&P 500 Growth Index Fund
Vanguard Explorer Value Fund	Vanguard S&P 500 Value Index Fund
Vanguard Extended Duration Treasury Index Fund	Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard Financials Index Fund	Vanguard S&P Mid-Cap 400 Index Fund
Vanguard FTSE Social Index Fund	Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard Global Equity Fund	Vanguard S&P Small-Cap 600 Index Fund
Vanguard Global Wellesley® Income Fund	Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard Global Wellington™ Fund	Vanguard Short-Term Inflation-Protected Securities Index Fund
Vanguard Growth and Income Fund	Vanguard Strategic Equity Fund
Vanguard Health Care Index Fund	Vanguard Strategic Small-Cap Equity Fund
Vanguard Industrials Index Fund	Vanguard Target Retirement 2020 Fund
Vanguard Information Technology Index Fund	Vanguard Target Retirement 2025 Fund
Vanguard Institutional Intermediate-Term Bond Fund	Vanguard Target Retirement 2030 Fund
Vanguard Intermediate-Term Corporate Bond Index Fund	Vanguard Target Retirement 2035 Fund

Vanguard Intermediate-Term Treasury Index Fund	Vanguard Target Retirement 2040 Fund
Vanguard International Core Stock Fund	Vanguard Target Retirement 2045 Fund
Vanguard International Growth Fund	Vanguard Target Retirement 2050 Fund
Vanguard Long-Term Corporate Bond Index Fund	Vanguard Target Retirement 2055 Fund
Vanguard Long-Term Treasury Index Fund	Vanguard Target Retirement 2060 Fund
Vanguard Materials Index Fund	Vanguard Target Retirement 2065 Fund
Vanguard Mega Cap Growth Index Fund	Vanguard Target Retirement 2070 Fund
Vanguard Mega Cap Index Fund	Vanguard Target Retirement Income Fund
Vanguard Mega Cap Value Index Fund	Vanguard U.S. Growth Fund
Vanguard Mortgage-Backed Securities Index Fund	Vanguard Utilities Index Fund
Vanguard Multi-Sector Income Bond Fund	Vanguard Wellesley® Income Fund
Vanguard PRIMECAP Core Fund

Prospectus Text Changes
In the More on the Fund(s) section under the heading “Redemption Requests” the following text under the subheading “Potential redemption activity impacts” is replaced as follows:

Potential redemption activity impacts. Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by Vanguard or its affiliates, or as a result of events unrelated to actions taken by Vanguard or its affiliates. Actions taken by Vanguard could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by Vanguard could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by Vanguard could include shareholders selling out of a fund in response to market movements or regulatory changes.

A large redemption could adversely affect a fund’s liquidity and net asset value (NAV). For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Capital Gains, and Taxes for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

In the Investing With Vanguard section, under the heading “Frequent-Trading Limitations,” the following bullet point replaces the seventh bullet point under “These frequent-trading limitations do not apply to”:
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

In the same section, the following text is replaced under “For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to”:
*The following Vanguard fund accounts are also subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

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